UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-07390

Boulder Total Return Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: November 30

Date of Reporting Period: May 31, 2010

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER
TOTAL RETURN FUND, INC.

SEMI-ANNUAL REPORT

BOULDER FUNDS

5.31.10 UNAUDITED

NYSE SYMBOL · BTF

¢	¢

1	Letter from the Advisers

4	Financial Data

5	Portfolio of Investments

9	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

15	Notes to Financial Statements

26	Summary of Dividend Reinvestment Plan

27	Additional Information

29	Board of Directors’ Approval of the Investment Advisory Agreements

Dear Shareholder:

The Boulder Total Return Fund (BTF) had a total return on its net asset value (NAV) of 3.5% for the six months ending 5/31/10 compared to the S&P 500 Index which had a total return of 0.4% for the same period.

Cumulative Returns	3 Months Ended 5/31/10	6 Months Ended 5/31/10	One Year Ended 5/31/10	Three Years* Ended 5/31/10	Five Years* Ended 5/31/10	Since August 1999**
Boulder Total Return Fund (NAV)	-6.3%	3.5%	25.3%	-8.5%	-0.3%	4.5%
S&P 500 Index	-0.9%	0.4%	21.0%	-8.7%	0.3%	0.0%
Dow Jones Industrial Avg	-1.2%	-0.7%	22.7%	-6.8%	2.0%	1.7%
NASDAQ Composite	1.1%	5.7%	28.4%	-3.6%	2.8%	-1.2%

The total returns for BTF in the table above do not include the affect of dilution on non-participating shareholders from the 7/2003 rights offering. If the affect of dilution is included, the annualized return since August 1999 would be 3.8%.

*	Annualized
**	Annualized since August 1999, when the current Advisers became investment advisers to the Fund.

A hypothetical investment of $10,000 in BTF’s NAV in August 1999 when the current advisors began managing the Fund, with dividends reinvested, would be worth $16,050 on May 31, 2010. The same investment in the S&P 500 Index with no expenses would still be worth $10,000. It’s “hypothetical” because an investor in BTF has to pay market price.

In 2008 and the first quarter of 2009, the markets saw a tremendous decline in value as the U.S. suffered one of the most severe recessions since the ‘30’s. The latter part of 2009 saw a significant rebound in the market, although not to the levels seen in 2008 before the decline began. During this entire period, BTF held on to its largest positions. The overall market worked its way higher from December ‘09 through April ‘10, but fell back sharply in the month of May to end up fairly flat for the six month period. BTF outperformed the S&P and Dow Jones indexes for both the six month and trailing one year periods ending 5/31/10. For the 3 year and 5 year periods, BTF neither gained nor lost significant ground compared to the S&P 500 index.

BTF has concentrated positions in Berkshire Hathaway, YUM! Brands, Wal-Mart and Johnson & Johnson. These four names together make up 67.5% of the Fund’s total assets as of 5/31/10. Their collective performance has a significant impact on the Fund—especially Berkshire Hathaway, which alone makes up 39.3% of the Fund’s assets. In the six months ending 5/31/10, Berkshire had a total return of 5.3%.

The U.S. government’s intervention into the markets seemed to provide some fuel for the markets’ increase in 2009. Now that they have backed off somewhat, the question of whether our economy can stand (and walk) by itself is on the table.

5.31.10 ■ SEMI-ANNUAL REPORT	\ \ 1

The U.S. government pumped nearly $1 trillion into the economy, not including any of the bailout money. The current debt our government owes is $13 trillion, a surreal number. Tack onto that number the theoretical obligations of the U.S. government to continue paying Social Security and Medicare benefits, and you’ve got a number that spells inflation. It may even spell hyper-inflation, but spelling isn’t one of our strengths. How is it that the United States government can borrow $13 trillion? What collateral is used to back this loan? It’s you and me. The strength of the U.S. economy (the largest in the world) and the U.S. taxing authority combined are the “collateral” behind the biggest loan in the world. As this huge U.S. economic engine has started to slow down, the ability to repay the debt comes into question. The unemployment rate of nearly 10% is definitely hurting this economic engine.

If you were to go borrow money, you’d shop around and find the best interest rate. But our government dictates the rate it pays on its debt by setting short-term interest rates through the Federal Reserve. Right now it only wants to pay between 0% and 0.25%. And although they can’t set longer term interest rates, they can influence them both with setting short-term rates, and open market purchases. The Fed was in the market last year buying both longer term U.S. treasuries and mortgage paper. The Fed is relying on a continued appetite for the debt it issues and buys. However, if the appetite wanes, or if the economy begins to pick up speed, the interest rate on the debt will likely rise. As long term investors, we understand the wonderful effect of compounding returns. But a borrower should fear the compounding effect. When interest rates rise, the compounding effect on the interest paid on the debt could be overwhelming. But the Fed has a little trick up its sleeve. It’s called a printing press; specifically, a printing press that prints money. And over time they may be forced to use it if tax receipts aren’t enough to service the debt.

It’s highly probable that at some time in the future the dollars in your wallet will buy a lot less than what they can buy today. The debt has been growing steadily over the last 25+ years. But lately, it’s been ballooning. On top of that, state and local governments who must balance their budget are cutting and scrimping and doing whatever they can to make it work. So are millions of other Americans. The paradox is while the scrimping and saving needs to be done, it is simultaneously slowing down the economy. As a nation, we’ve pumped up our economy with a steady diet of borrowing and spending for 25+ years. Debt has seemingly reached a crescendo brought about by the excessive borrowing on homes, credit cards, lines of credit, and government borrowing. The Fed has already pumped quite a large sum of money into the economy trying to get it running again. Such an inflow of money should have already started the wheels of inflation turning, yet so far, inflation doesn’t seem to be much of an issue. There’s even talk of deflation, which one would logically expect in a slowing economy. But we have had both of these forces, inflation and deflation, counteracting each other – temporarily. The decline in the economy coupled with a high unemployment level has kept inflation in check. The fact that prices haven’t declined is a tell-tale sign that inflationary forces have already started working. Inflation is highly unpredictable, and nobody knows when or to what extent it will rear its ugly head. As the U.S. debt grows, and taxes go higher (which slows the economy), the Fed will have to create even more money to pay the debt burden. This could fuel inflation.

2 / /	BOULDER TOTAL RETURN FUND, INC. ■ www.boulderfunds.net

So how does all of this impact the Fund? Holding cash in an inflationary environment is not a good thing to do; BTF had less than 7% of its assets in cash on 5/31/10. The Fund owns companies that can adapt to inflationary conditions— those who can adjust their prices fairly regularly. Wal-Mart has an inventory turnover rate of about 8.7 times, which can allow for more pricing flexibility with different product mix (without getting into economics like pricing power and price elasticity). YUM! Brands is deriving more and more of its profits from China and abroad. Johnson & Johnson has a diversified mix of products that stay in demand, such as medical devices and pharmaceuticals. Recent purchases of utility companies and pipeline companies also have consistent demand for their product; utilities with pricing power as virtual monopolies, albeit controlled by utility commissions. We’re comfortable with what we hold, but we’ll continue to evaluate what we own and other stocks we could own.

Sincerely,

Stewart R. Horejsi	Carl D. Johns
Stewart Investment Advisers	Boulder Investment Advisers, LLC
Barbados, W.I.	Boulder, Colorado

July 14, 2010

Note to Shareholders on Concentration of Investments and the Fund’s Diversified Status:

The Boulder Total Return Fund is a “diversified” Fund as defined by the SEC. Being diversified means that while it is allowed to buy positions greater than 5%, it is limited to doing this with only 25% or less of the Fund’s total assets. The Fund had 39.2% of its assets invested in one security as of 5/31/2010: Berkshire Hathaway. At the time of investment, it did not exceed 25%, but due to appreciation it has exceeded 25% which does not require the Fund to sell it, but it prevents the Fund from buying any more. It has two other positions in securities that are greater than 5% (not including cash) as of 5/31/2010: YUM! Brands, 16.5%, and Wal-Mart, 6.9%, both of which were less than 5% at time of purchase. We want shareholders to be aware of this and make sure that they understand that concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Our website at www.boulderfunds.net is an excellent source for information on the Fund. One of the features on the website is the ability to sign up for electronic delivery of stockholder information. Through electronic delivery, you can enjoy the convenience of receiving and viewing stockholder communications, such as annual reports, distribution information and proxy statements online in addition to, but more quickly than, the hard copies you currently receive in the mail. To enroll, simply go to www.boulderfunds.net/enotify.htm. You will also find information about the Boulder Total Return Fund’s sister fund – the Boulder Growth & Income Fund – on the website.

5.31.10 ■ SEMI-ANNUAL REPORT	\ \ 3

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividend Paid
11/30/2009	$15.21	$12.69	$0.000
12/31/2009	15.31	12.72	0.000
1/31/2010	16.25	13.53	0.000
2/28/2010	16.79	13.57	0.000
3/31/2010	17.72	14.85	0.000
4/30/2010	17.44	14.80	0.000
5/31/2010	15.74	13.05	0.000

The Boulder Total Return Fund was ranked #1 in Lipper Closed-End Equity Fund Performance for the year ended December 31, 2000 by Lipper Inc.

LIPPER and the LIPPER Corporate Marks are propriety trademarks of Lipper, a Reuters Company. Used by permission.

INVESTMENTS AS A % OF NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK

4 / /	BOULDER TOTAL RETURN FUND, INC. ■ www.boulderfunds.net

Shares/ Principal Amount	Description	Value (Note 1)

LONG TERM INVESTMENTS 94.1%
DOMESTIC COMMON STOCKS 83.1%
Coal 0.2%
21,000	Penn Virginia Resource Partners L.P.	$436,800

Construction Machinery 1.3%
60,000	Caterpillar, Inc.	3,645,600

Diversified 39.2%
690	Berkshire Hathaway, Inc., Class A*	73,077,900
460,000	Berkshire Hathaway, Inc., Class B*	32,453,000

		105,530,900

Diversified Financial Services 0.2%
5,700	Franklin Resources, Inc.	559,113

Electric Utilities 0.5%
21,500	Allegheny Energy, Inc.	439,890
17,500	Black Hills Corp.	502,075
18,000	PPL Corp.	464,580

		1,406,545
Gas 0.2%
12,000	Inergy L.P	438,360

Healthcare Products & Services 4.7%
216,000	Johnson & Johnson	12,592,800

Insurance 1.5%
120,000	First American Corp.	4,083,600

Manufacturing 0.2%
8,000	3M Co.	634,480

Pharmaceuticals 0.7%
123,300	Pfizer, Inc.	1,877,859

Pipelines 0.5%
15,000	Boardwalk Pipeline Partners L.P.	417,750
9,200	Energy Transfer Partners L.P.	405,720
13,700	Enterprise Products Partners L.P.	460,320

		1,283,790
Real Estate 0.2%
17,300	WP Carey & Co. LLC	489,590

Real Estate Investment Trusts (REITs) 1.3%
16,400	HCP, Inc.	522,504
22,000	Healthcare Realty Trust, Inc.	504,460
11,500	Health Care REIT, Inc.	495,420
14,450	Nationwide Health Properties, Inc.	512,831

See accompanying notes to financial statements.

5.31.10 ■ SEMI-ANNUAL REPORT	\ \ 5

Shares/ Principal Amount	Description	Value (Note 1)

Real Estate Investment Trusts (REITs) (Continued)
16,300	Realty Income Corp.	$507,582
75,000	Redwood Trust, Inc.	1,139,250

		3,682,047

Registered Investment Companies (RICs) 5.7%
736,836	Cohen & Steers Infrastructure Fund, Inc.	9,446,240
341,549	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc.	5,075,418
45,077	Flaherty & Crumrine/Claymore Total Return Fund, Inc.	717,175

		15,238,833

Retail 26.5%
72,500	The Home Depot, Inc.	2,454,850
177,000	Walgreen Co.	5,671,080
370,000	Wal-Mart Stores, Inc.	18,707,200
1,085,000	Yum! Brands, Inc.	44,430,750

		71,263,880

Tobacco Products 0.2%
9,700	Philip Morris International, Inc.	427,964

TOTAL DOMESTIC COMMON STOCKS (Cost $136,902,908)		223,592,161

FOREIGN COMMON STOCKS 9.9%
Germany 0.1%
4,500	RWE AG	324,592

Hong Kong 4.2%
515,000	Cheung Kong Holdings, Ltd.	5,849,342
10,500	Guoco Group, Ltd.	107,730
500,000	Henderson Investment, Ltd.	39,807
104,500	Henderson Land Development Co., Ltd.	628,007
6,156,000	Midland Holdings, Ltd.	4,656,031

		11,280,917

Japan 0.1%
78	BLife Investment Corp.	372,893

Netherlands 2.4%
60,000	Heineken Holding NV	2,225,058
95,117	Heineken NV	4,070,690

		6,295,748

See accompanying notes to financial statements.

6 / /	BOULDER TOTAL RETURN FUND, INC. ■ www.boulderfunds.net

Shares/ Principal Amount	Description	Value (Note 1)

New Zealand 1.1%
4,779,336	Kiwi Income Property Trust	$2,984,449

Turkey 0.0%(1)
57,183	Dogus GE Gayrimenkul Yatirim Ortakligi A.S.*	41,926

United Kingdom 2.0%
75,000	Diageo PLC, Sponsored ADR	4,596,000
20,000	GlaxoSmithKline PLC, Sponsored ADR	669,200

		5,265,200

TOTAL FOREIGN COMMON STOCKS (Cost $24,555,061)		26,565,725

AUCTION PREFERRED SECURITIES 0.1%
8	Neuberger Berman Real Estate Securities Income Fund, Inc., Series C(2)	170,000

TOTAL AUCTION PREFERRED SECURITIES (Cost $200,021)		170,000

FOREIGN GOVERNMENT BONDS 1.0%
$3,863,000 NZD	New Zealand Treasury Bonds, 6.000% due 11/15/2011	2,708,314

TOTAL FOREIGN GOVERNMENT BONDS (Amortized Cost $2,904,595)		2,708,314

WARRANTS 0.0%(1)
20,900	Henderson Land Development Co., Ltd., (expiring 06/01/2011, HKD 58.00) *(2)	3,301

TOTAL WARRANTS (Cost $0)		3,301

TOTAL LONG TERM INVESTMENTS (Cost $164,562,585)		253,039,501

SHORT TERM INVESTMENTS 5.8%
DOMESTIC GOVERNMENT BONDS 5.2%
United States Treasury Bills
$4,000,000 0.135% due 06/03/2010		3,999,970
5,000,000 0.135% due 06/10/2010		4,999,831
5,000,000 0.145% due 06/24/2010		4,999,537

		13,999,338
TOTAL DOMESTIC GOVERNMENT BONDS (Amortized Cost $13,999,338)		$13,999,338

See accompanying notes to financial statements.

5.31.10 ■ SEMI-ANNUAL REPORT	\ \ 7

Shares/ Principal Amount	Description	Value (Note 1)

MONEY MARKET FUNDS 0.6%
535,099	Dreyfus Treasury Cash Management Money Market Fund, Institutional Class, 7-Day Yield - 0.002%	535,099
1,150,000	JPMorgan Prime Money Market Fund, 7-Day Yield - 0.127%	1,150,000

		1,685,099
TOTAL MONEY MARKET FUNDS (Cost $1,685,099)		1,685,099

TOTAL SHORT TERM INVESTMENTS (Cost $15,684,437)		15,684,437

TOTAL INVESTMENTS 99.9% (Cost $180,247,022)		268,723,938

OTHER ASSETS AND LIABILITIES 0.1%		361,411

TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK 100.0%		269,085,349

AUCTION MARKET PREFERRED STOCK (AMPS ) REDEMPTION VALUE		(74,900,000)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK		$194,185,349

*	Non-income producing security.
(1)	Less than 0.05% of Total Net Assets Available to Common and Preferred Stock.
(2)	Fair valued security under procedures established by the Fund’s Board of Directors.

Total market of fair valued securities as of May 31, 2010 is $173,301, or 0.06% of Total Net Assets Available to Common and Preferred Stock.

Percentages are stated as a percent of the Total Net Assets Available to Common and Preferred Stock.

Common Abbreviations:

ADR - American Depositary Receipt

A.S. - Anonim Sirketi (Turkish: Joint Stock Company)

DN - Discount Note

HKD - Hong Kong Dollar

NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation

NZD - New Zealand Dollar

For Fund compliance purposes, the Fund’s industry and/or geography classifications refer to any one of the industry/geography sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund Management. This definition may not apply for purposes of this report, which may combine industry/geography sub-classifications for reporting ease. Industries/geographies are shown as a percent of net assets available to common and preferred shares. These industry/geography classifications are unaudited.

See accompanying notes to financial statements.

8 / /	BOULDER TOTAL RETURN FUND, INC. ■ www.boulderfunds.net

ASSETS:
Investments, at value (Cost $180,247,022) (Note 1)	$268,723,938
Foreign currency, at value (Cost $379,939)	376,895
Dividends and interest receivable	477,471
Prepaid expenses and other assets	45,510

Total Assets	269,623,814

LIABILITIES:
Investment co-advisory fees payable (Note 2)	308,260
Accumulated undeclared dividends on Taxable Auction Market Preferred Stock (Note 5)	66,164
Administration and co-administration fees payable (Note 2)	55,607
Legal and audit fees payable	34,593
Directors’ fees and expenses payable (Note 2)	22,983
Printing fees payable	16,818
Custody fees payable	9,487
Accrued expenses and other payables	24,553

Total Liabilities	538,465

FUND TOTAL NET ASSETS	$269,085,349

TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000,000 shares authorized, 749 shares outstanding, liquidation preference of $100,000 per share (Note 5)	(74,900,000)

TOTAL NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS)	$194,185,349

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$123,387
Paid-in capital in excess of par value of Common stock	123,504,144
Undistributed net investment income	87,424
Accumulated net realized loss on investments sold and foreign currency related transactions	(18,003,372)
Net unrealized appreciation on investments and foreign currency translations	88,473,766

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$194,185,349

Net Asset Value, $194,185,349/12,338,660 common stock outstanding	$15.74

See accompanying notes to financial statements.

5.31.10 ■ SEMI-ANNUAL REPORT	\ \ 9

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes $25,772)	$2,887,325
Interest and other income	62,570

Total Investment Income	2,949,895

EXPENSES:
Investment co-advisory fees (Note 2)	1,750,104
Administration and co-administration fees (Note 2)	328,740
Directors’ fees and expenses (Note 2)	44,467
Legal and audit fees	42,887
Insurance expense	25,098
Preferred stock broker commissions and auction agent fees	22,789
Printing fees	20,110
Custody fees	17,157
Transfer agency fees	9,032
Other	35,065

Total Expenses	2,295,449

Net Investment Income	654,446

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	1,355,591
Foreign currency related transactions	(44,556)

1,311,035

Net change in unrealized appreciation/(depreciation) on:
Investment securities	5,197,464
Foreign currency related transactions	(63,336)

5,134,128

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:	6,445,163

PREFERRED STOCK DISTRIBUTIONS:
From net investment income	(567,022)

Total Preferred Stock Distributions	(567,022)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,532,587

See accompanying notes to financial statements.

10 / /	BOULDER TOTAL RETURN FUND, INC. ■ www.boulderfunds.net

	For the Six Months Ended May 31, 2010 (Unaudited)	For the Year Ended November 30, 2009
OPERATIONS:
Net investment income	$654,446	$351,776
Net realized gain/(loss) on investments	1,311,035	(10,431,634)
Net change in unrealized appreciation on investments and foreign currency transactions	5,134,128	41,911,747

Net Increase in Net Assets Resulting from Operations	7,099,609	31,831,889

PREFERRED STOCK TRANSACTIONS (NOTE 5):
Distributions from net investment income	(567,022)	—
Distributions from tax return of capital	—	(1,303,824)
Discount on redemption of Taxable Auction Market Preferred Stock	—	392,000

Total Preferred Stock Transactions	(567,022)	(911,824)

Net Increase in Net Assets Resulting From Operations Applicable to Common Stockholders	6,532,587	30,920,065

REDEMPTION OF TAXABLE AUCTION MARKET PREFERRED STOCK (PAR VALUE)	—	(2,600,000)

NET ASSETS:
Beginning of period	262,552,762	234,232,697

End of period (including undistributed net investment income $87,424 and $0, respectively)	269,085,349	262,552,762

Taxabale Auction Market Preferred Stock Redemption Value	$(74,900,000)	$(74,900,000)

Net Assets Applicable to Common Stockholders	$194,185,349	$187,652,762

See accompanying notes to financial statements.

5.31.10 ■ SEMI-ANNUAL REPORT	\ \ 11

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

	For the Six Months Ended May 31, 2010 (Unaudited)
OPERATING PERFORMANCE:
Net Asset Value - Beginning of Period	$15.21
Income/(Loss) From Investment Operations
Net investment income(a)	0.05
Net realized and unrealized gain/(loss) on investments	0.53

Total from Investment Operations	0.58

Preferred Stock Transactions
Dividends paid from net investment income(a)	(0.05)
Distributions paid from net realized capital gains(a)	—
Distributions paid from tax return of capital(a)	—
Change in accumulated undeclared dividends on AMPS*	—
Discount on redemption of Taxable Auction Market Preferred Stock	—

Total Preferred Stock Transactions	(0.05)

Net Increase/(Decrease) from Operations Applicable to Common Stock	0.53

Distributions: Common Stock
Dividends paid from net investment income	—
Distributions paid from net realized capital gains	—
Distributions paid from tax return of capital	—

Total Distributions Paid to Common Stockholders	—

Net Increase/(Decrease) in Net Asset Value	0.53

Common Share Net Asset Value - End of Period	$15.74

Common Share Market Value - End of Period	$13.05

Total Return, Common Share Net Asset Value(b)	3.5%
Total Return, Common Share Market Value(b)	2.8%

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS: (c)
Net Operating Expenses	2.26	% (d)
Net Investment Income/(Loss)	0.09	% (d)

SUPPLEMENTAL DATA:
Portfolio Turnover Rate	5	% (e)
Net Assets Applicable to Common Stockholders, End of Period (000s)	$194,185
Number of Common Shares Outstanding - End of Period (000s)	12,339
Ratio of Operating Expenses to Total Average Net Assets including AMPS*	1.65	% (d)

*	Taxable Auction Market Preferred Stock (“AMPS”).
(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted.

12 / /	BOULDER TOTAL RETURN FUND, INC. ■ www.boulderfunds.net

For the Years Ended November 30,
2009	2008	2007	2006	2005

$12.70	$24.95	$23.64	$21.02	$19.91

0.03	0.14	0.35	0.30	0.15
2.56	(9.18)	2.34	3.37	1.17

2.59	(9.04)	2.69	3.67	1.32

—	(0.06)	(0.26)	(0.04)	(0.05)
—	—	(0.09)	(0.27)	(0.15)
(0.11)	(0.21)	—	—	—
—	—	—	—	(0.01)
0.03	—	—	—	—

(0.08)	(0.27)	(0.35)	(0.31)	(0.21)

2.51	(9.31)	2.34	3.36	1.11

—	(0.11)	(0.19)	(0.17)	—
—	(0.04)	(0.84)	(0.57)	—
—	(2.79)	—	—	—

—	(2.94)	(1.03)	(0.74)	—

2.51	(12.25)	1.31	2.62	1.11

$15.21	$12.70	$24.95	$23.64	$21.02

$12.69	$9.17	$22.70	$21.59	$17.57

19.8%	(40.3)%	10.4%	17.4%	5.6%
38.4%	(52.6)%	10.0%	28.2%	0.7%

2.53%	2.22%	2.07%	2.21%	2.24%
0.22%	(0.70)%	0.04%	1.06%	0.71%

12%	6%	28%	23%	32%

$187,653	$156,733	$307,876	$291,662	$259,363
12,339	12,339	12,339	12,339	12,339

1.70%	1.69%	1.65%	1.71%	1.72%

(c)

Expense ratios do not include the effect of distributions to preferred stockholders. The net investment income ratios reflect income net of operating expenses and payments and change in undeclared dividends to AMPS Stockholders.

(d)	Annualized.
(e)	Not Annualized.

See accompanying notes to financial statements.

5.31.10 ■ SEMI-ANNUAL REPORT	\ \ 13

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)

				Involuntary
	Liquidation Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(2)	Liquidating Preference Per Share(3)	Average Market Value Per Share(3)
05/31/10	$74,900	0.749	$359,348	$100,000	$100,000
11/30/09	74,900	0.749	350,563	100,000	100,000
11/30/08	77,500	0.775	302,273	100,000	100,000
11/30/07	77,500	0.775	497,949	100,000	100,000
11/30/06	77,500	0.775	476,367	100,000	100,000
11/30/05	77,500	0.775	434,662	100,000	100,000

(1)	See Note 5 in Notes to Financial Statements.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding accumulated unpaid distributions on Preferred Shares) from the Fund’s total assets and dividing by the number of AMPS outstanding.
(3)	Excludes accumulated undeclared dividends.

See accompanying notes to financial statements.

14 / /	BOULDER TOTAL RETURN FUND, INC. ■ www.boulderfunds.net

■ ■ NOTE 1. ■ ■ SIGNIFICANT ACCOUNTING POLICIES

Boulder Total Return Fund, Inc. (the “Fund”), is a diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

In June 2009, the Financial Accounting Standards Board (“FASB”) issued The Accounting Standards Codification™ (the “Codification”) which revises the framework for selecting the accounting principles to be used in the preparation of financial statements that are presented in conformity with GAAP. The objective of the Codification is to establish the FASB Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles recognized by the FASB. Codification was effective for interim and annual periods ended after September 15, 2009. In adopting the Codification, all non-grandfathered, non-SEC accounting literature not included in the Codification is superseded and deemed non-authoritative. Codification requires any references within the Fund’s financial statements be modified from FASB issues to ASC.

Portfolio Valuation: The net asset value of the Fund’s common shares is determined by the Fund’s co-administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund’s net assets attributable to common stock by the number of common shares outstanding. The value of the Fund’s net assets attributable to common shares is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the investment are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

The Fund has adopted the FASB ASC and follows the provisions of ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment

5.31.10 ■ SEMI-ANNUAL REPORT	\ \ 15

in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Under certain circumstances, fair value may equal the mean between the bid and asked prices. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 - Unadjusted quoted prices in active markets for identical investments

•	Level 2 - Significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stocks	$223,592,161	$—	$—	$223,592,161
Foreign Common Stocks	26,565,725	—	—	26,565,725
Auction Preferred Securities	—	170,000	—	170,000
Foreign Government Bonds	—	2,708,314	—	2,708,314
Warrants	—	3,301		3,301
Domestic Government Bonds	13,999,338	—	—	13,999,338
Money Market Funds	1,685,099	—	—	1,685,099

TOTAL	$265,842,323	$2,881,615	$—	$268,723,938

16 / /	BOULDER TOTAL RETURN FUND, INC. ■ www.boulderfunds.net

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 12/1/2009	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net Purchases/ (Sales)	Transfer in and/or out of Level 3	Balance as of 5/31/2010
Foreign
Common
Stocks	$786	$—	$—	$—	$(786)	$—

TOTAL	$786	$—	$—	$—	$(786)	$—

*	For detailed Industry descriptions, see the accompanying Portfolio of Investments.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

The actual amounts of dividend income and return of capital received from investments in real estate investment trusts (“REITS”) and registered investment companies (“RICS”) at calendar year-end are determined after the end of the fiscal year. The Fund therefore estimates these amounts for accounting purposes until the actual characterization of REIT and RIC distributions is known. Distributions received in excess of the estimate are recorded as a reduction of the cost of investments.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated in U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions.

Foreign currency related transactions reflected in the Statement of Operations result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The realized and unrealized currency fluctuation component of investments is included in Net realized gain/(loss) on investment securities and Net change in unrealized appreciation/ (depreciation) on investment securities, respectively in the Statement of Operations.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund’s management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility

5.31.10 ■ SEMI-ANNUAL REPORT	\ \ 17

of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Fund had no outstanding repurchase agreements as of May 31, 2010.

Lending of Portfolio Securities: The Fund may participate in securities lending arrangements. To do so, the Fund would engage a lending agent to loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. As of May 31, 2010, the Fund was not participating in any securities lending arrangements.

Dividends and Distributions to Stockholders: Dividends to common stockholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in “Federal Income Taxes” below. The stockholders of Taxable Auction Market Preferred Stock (“AMPS”) are entitled to receive cumulative cash dividends as declared by the Funds Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Funds stockholders as a credit against their own tax liabilities.

Prior to November 10, 2008, it was the policy of the Fund to declare quarterly and pay monthly distributions to common stockholders (the “Policy”). In an effort to maintain a stable distribution amount, the Fund could have paid distributions consisting of net investment income, realized capital gains and tax return of capital. Tax return of capital represents a return of a stockholder’s original investment in Fund shares and should not be considered yield by investors in the Fund. To the extent stockholders receive a tax return of capital they are required to adjust their cost basis by the same amount upon the sale of their Fund shares. The composition of the Funds distributions, if any for the calendar year 2010 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards.

The Fund’s Policy was suspended, as approved by the Board of Directors, at the regular meeting held November 10, 2008.

Use of Estimates: The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

18 / /	BOULDER TOTAL RETURN FUND, INC. ■ www.boulderfunds.net

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemniied against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Taxes: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of subchapter M of the Internal Revenue Code by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including temporary differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of stockholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

The Fund follows ASC 740 “Income Taxes” (“ASC 740”), which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of ASC 740. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal tax filings remains open for the fiscal years ended November 30, 2005 through November 30, 2009. The statute of limitation on the Fund’s state tax filings remains open for the fiscal years ended November 30, 2004 through November 30, 2009.

■ ■ NOTE 2. ■ ■ INVESTMENT CO-ADVISORY FEES, DIRECTORS’ FEES, CO-ADMINISTRATION FEE, CUSTODY FEE AND TRANSFER AGENT FEE

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as the Fund’s co-investment advisers (the “Advisers”). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund’s average monthly

5.31.10 ■ SEMI-ANNUAL REPORT	\ \ 19

total net assets plus principal amount of leverage, if any (“Net Assets”). At the January 29, 2010 Board of Directors meeting, the Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on Net Assets up to $400 million, 1.10% on Net Assets between $400-$600 million and 1.00% on Net Assets exceeding $600 million. This fee waiver has a one year term and is renewable annually at the option of the Advisers. The waiver is not subject to recapture. As the Fund’s Net Assets did not exceed $400 million at any time during the six months ended May 31, 2010, there was no fee waiver for that period. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC (“FAS”) serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. Effective February 1, 2010, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Prior to February 1, 2010, the Fund paid FAS a monthly fee of 0.20% of the value of the Funds Net Assets up to $250 million; 0.18% on the next $150 million in Net Assets; and 0.15% on Net Assets over $400 million. The equity owners of FAS are EALLC and the Lola Trust.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined assets of the Fund, the Boulder Growth & Income Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on assets up to $1 billion, an annualized fee of 0.03% on assets between $1 and $3 billion, and an annualized fee of 0.02% on assets above $3 billion.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

20 / /	BOULDER TOTAL RETURN FUND, INC. ■ www.boulderfunds.net

Bank of New York Mellon (“BNY Mellon”) serves as the Funds custodian and as compensation for BNY Mellon’s services the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

PNC Global Investment Servicing (“PNC GIS”) serves as the Funds Common Stock Servicing Agent (transfer agent), dividend-paying agent and registrar, and as compensation for PNC GIS’s services as such, the Fund pays PNC GIS a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas (“Auction Agent”), a wholly owned subsidiary of Deutsche Bank AG, serves as the Fund’s Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

■ ■ NOTE 3. ■ ■ SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities, during the six months ended May 31, 2010 were $11,996,464 and $12,509,688, respectively.

On May 31, 2010, based on cost of $180,040,195 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $97,545,081 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $8,861,338, resulting in net unrealized appreciation of $88,683,743.

■ ■ NOTE 4. ■ ■ CAPITAL

At May 31, 2010, 240,000,000 of $0.01 par value Common Stock were authorized, of which 12,338,660 were outstanding.

Transactions in common stock were as follows:

	For the Six Months Ended May 31, 2010	For the Year Ended November 30, 2009
Common stock outstanding – beginning of period	12,338,660	12,338,660
Common stock issued as reinvestment of dividends	—	—

Common stock outstanding – end of period	12,338,660	12,338,660

■ ■ NOTE 5. ■ ■ TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On August 15, 2000, the Funds 775 shares of Money Market Cumulative Preferred Stock™ were retired and 775 shares of Taxable Auction Market Preferred Stock (“AMPS”) were issued. AMPS is senior to the common

5.31.10 ■ SEMI-ANNUAL REPORT	\ \ 21

stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of AMPS are cumulative. The Fund’s AMPS have a liquidation preference of $100,000 per share, plus any accumulated unpaid distributions, whether or not earned or declared by the Fund but excluding interest thereon (“Liquidation Value”) and have no set retirement date. The Fund retired 26 shares of AMPS during the fiscal year ended November 30, 2009, with a total par value of $2,600,000. Those shares were purchased at a discount, an average price of $84,923 per share, resulting in a realized discount of $392,000.

An auction of the AMPS is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell shares on each auction date. AMPS stockholders may also trade shares in the secondary market. In February 2008, the auction market across almost all closed-end funds became illiquid resulting in failed auctions for the Funds AMPS. A failed auction is not an event of default for the Fund but it has a negative impact on the liquidity of the AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Fund’s AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference. As such, the Fund continues to pay dividends on the AMPS at the maximum rate, set forth in the Funds Articles Supplementary, the governing document for the AMPS. The Fund’s maximum rate is set at the greater of 1.25% of 30-day LIBOR or 30-day LIBOR plus 125 basis points.

The Fund may redeem its AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the AMPS. Specifically, the Fund is required under the 1940 Act to maintain an asset coverage with respect to the AMPS of 200% or greater. The Fund is also required to maintain certain coverage amounts for Standard & Poor’s and Moody’s (“rating agencies”). Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The Fund was in compliance with these requirements as of May 31, 2010. The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS holders will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

In connection with the settlement of each AMPS auction, the Fund pays, through the Auction Agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealers customers. Prior to February 19, 2009 the Fund paid at an annual rate of 0.25% and upon this date the annual rate was reduced to 0.05% until further notice from the Fund. These fees are paid for failed auctions as well.

22 / /	BOULDER TOTAL RETURN FUND, INC. ■ www.boulderfunds.net

On May 31, 2010, 749 shares of AMPS were outstanding at the annual rate of 1.59%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the AMPS, including expenses, there can be no assurance that such results will be attained.

■ ■ NOTE 6. ■ ■ PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

The Fund operates as a “diversified” management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund’s total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets (at the time of purchase) and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund’s assets, which may be invested in a single issuer. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. The Fund may hold a substantial position (up to 25% of its assets at the time of purchase) in the common stock of a single issuer. As of May 31, 2010, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s common stock, and the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund’s net asset value reflecting fluctuation in the value of its large holdings. Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Funds assets invested in each stock can vary depending on market conditions. The term “common stocks” includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term “income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

The Fund has no restrictions on its ability to invest in foreign securities. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid

5.31.10 ■ SEMI-ANNUAL REPORT	\ \ 23

and more volatile thus, in a changing market, the Advisers may not be able to sell the Funds portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

■ ■ NOTE 7. ■ ■ SIGNIFICANT STOCKHOLDERS

On May 31, 2010, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 5,181,761 shares of Common Stock of the Fund, representing approximately 42.0% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund’s primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

■ ■ NOTE 8. ■ ■ SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time effect redemptions and/or repurchases of its AMPS and/or its common stock, in the open market or through private transactions; at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six months ended May 31, 2010, the Fund did not repurchase any of its own stock.

For the year ended November 30, 2009 the Fund purchased 26 AMPS at a discount and retired them at par value. The Fund did not repurchase any common stock for the year ended November 30, 2009.

■ ■ NOTE 9. ■ ■ TAX BASIS DISTRIBUTIONS

As determined on November 30, 2009, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding.

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding AMPS, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

24 / /	BOULDER TOTAL RETURN FUND, INC. ■ www.boulderfunds.net

Permanent book and tax basis differences of $(351,776), $39,056 and $312,720 were reclassified at November 30, 2009 among undistributed net investment income, accumulated net realized losses on investments and paid-in-capital, respectively, for the Fund. Included in the amounts reclassified was a net operating loss offset to paid-in-capital of $197,366.

The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 was as follows:

	Year Ended November 2009	Year Ended November 2008
Distributions paid from:
Ordinary Income	$0	$2,125,662
Long-Term Capital Gain	0	448,908
Tax Return of Capital	1,303,824	37,055,059

	$1,303,824	$39,629,629

As of November 30, 2009, the Fund had available for tax purposes unused capital loss carryovers totaling $19,302,258, of which $9,445,971 expires November 30, 2016 and $9,856,287 expires November 30, 2017.

As of November 30, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Accumulated Capital Losses	$(19,302,258)
Unrealized Appreciation	$83,327,489

$64,025,231

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

■ ■ NOTE 10. ■ ■ OTHER INFORMATION

Rights Offerings: The Fund, like other closed-end funds, may at times raise cash for investment by issuing a fixed number of shares through one or more public offerings, including rights offerings. Proceeds from any such offerings will be used to further the investment objectives of the Fund.

■ ■ NOTE 11. ■ ■ RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

5.31.10 ■ SEMI-ANNUAL REPORT	\ \ 25

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

PNC Global Investment Servicing (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-800-331-1710.

26 / /	BOULDER TOTAL RETURN FUND, INC. ■ www.boulderfunds.net

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds Form N-Q is available (1) on the Fund’s website located at http://www.boulderfunds.net; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund’s website located at http://www.boulderfunds.net, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Funds website located at http://www.boulderfunds.net.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Fund have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholders communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

5.31.10 ■ SEMI-ANNUAL REPORT	\ \ 27

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Meeting of Stockholders - Voting Results

On May 3, 2010, the Fund held its Annual Meeting of Stockholders to consider the election of Directors of the Fund. The following votes were recorded:

Proposal 1: Election of Directors of the Fund

Election of Dr. Dean L. Jacobson as Director of the Fund (both common and preferred stockholders vote)	# of Votes Cast	% of Votes Cast
Affirmative	10,556,718	94.08%
Withheld	663,804	5.92%

TOTAL	11,220,522	100.00%

Election of John S. Horejsi as Director of the Fund (only preferred stockholders vote)	# of Votes Cast	% of Votes Cast
Affirmative	253	90.04%
Withheld	28	9.96%

TOTAL	281	100.00%

A stockholder proposal included in the Fund’s proxy materials regarding a proposed amendment to the Fund’s bylaws was not properly presented at the meeting by the stockholder who proposed the amendment. Accordingly, the proposal was not voted on and thus failed to pass.

28 / /	BOULDER TOTAL RETURN FUND, INC. ■ www.boulderfunds.net

Discussion Regarding the Board of Directors’ Approval of the Investment Advisory Contracts

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreements”) pursuant to which the Advisers are jointly responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of 1940 Act (the “Independent Directors”), annually approve the terms of the Advisory Agreements. At a regularly scheduled meeting held on January 29, 2010, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of comparable funds; (iii) the advisory fees and other expenses paid by the Fund; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale are realized and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; and (vii) the historical relationship between the Fund and the Advisers. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisers’ fees under the Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers’ investment services under the Advisory Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers’ organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative advisory fees, and compliance policies and procedures. The Board also received a report prepared by an independent consultant, Lipper Analytical Services, Inc. (“Lipper”), comparing the Fund’s performance, advisory fees and expenses to a group of leveraged closed-end funds determined to have the most similar, although not identical, investment strategies as the Fund (the “Peer Group”), in each case as determined by Lipper. The Board also considered information received from the Advisers throughout the year, including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

5.31.10 ■ SEMI-ANNUAL REPORT	\ \ 29

In advance of the January 29, 2010 meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and the Independent Directors. One purpose of the meeting was to discuss the renewal of the Advisory Agreements and to review the materials provided to the Board by the Advisers in connection with the annual review process. The Board held additional discussions at the January 29, 2010 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser’s most recent investment adviser registration form on the Securities and Exchange Commissions Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers’ portfolio management personnel. The Board also reviewed the Advisers’ policies and procedures on side-by-side management of other accounts and any impact these have on the success of the Fund. The Board was satisfied that the Advisers’ investment personnel, including Stewart Horejsi, the Fund’s principal portfolio manager, would devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since the Advisers were engaged by the Fund in 2000, as compared to both relevant indices and the performance of approximately fifteen comparable closed-end funds (the “Closed End Peer Group”). The Board noted that the Fund underperformed the Standard & Poor’s 500 Index (the “S&P 500”), the Fund’s primary relevant benchmark for the one-year period ended December 31, 2009. The Board further noted that in the ten full years that the Advisers have managed the Fund, the Fund has outperformed the S&P 500 seven out of those ten years. The Board noted that the Fund underperformed a majority of the Closed End Peer Group for the one-, three- and five-year periods ended December 31, 2009. The Board noted that,

30 / /	BOULDER TOTAL RETURN FUND, INC. ■ www.boulderfunds.net

despite achieving high absolute returns of 20.5% for the year ended December 31, 2009, the Fund trailed its benchmark principally as a result of remaining less than fully invested in the equity markets in 2009.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board acknowledged that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds included in the Fund’s Peer Group expense universe; however, the advisory fees payable under the Advisory Agreements were comparable to the fees earned by the Advisers on other portfolios managed by the Advisers.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund. The Board also took into consideration a reduction in administration fees to be charged to the Fund by FAS that had been agreed to by FAS at the January 29, 2010 meeting. The Board noted that this reduction in fees would reduce the Fund’s expense ratio and the overall benefits to the Advisers from their relationship to the Fund. Based on its analysis of this information, the Board determined that the overall level of profits earned by the Advisers does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Advisers.

Based on these factors, the Board concluded that the fee under the Advisory Agreements was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. The Board further noted that the Advisers had agreed in the past to implement a fee waiver to reduce the advisory fees as the Fund’s assets grow, and the Advisers agreed to continue such fee waiver for the next annual period. The Board concluded that the fee schedule is acceptable and appropriately reflects any economies of scale expected to be realized by the Advisers in managing the Fund’s assets if the Fund’s net assets increase.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of December 31, 2009, the

5.31.10 ■ SEMI-ANNUAL REPORT	\ \ 31

Lola Trust and other entities affiliated with the Horejsi family held approximately 40% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Advisers and the renewal of the Advisory Agreements.

Approval

The Board based its decision to approve the renewal of the Advisory Agreements on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Advisory Agreements is in the best interests of the Fund and its stockholders.

32 / /	BOULDER TOTAL RETURN FUND, INC. ■ www.boulderfunds.net

■	■
Directors	Richard I. Barr Susan L. Ciciora John S. Horejsi Dr. Dean L. Jacobson Joel W. Looney

Co-Investment Advisers	Stewart Investment Advisers Boulder Investment Advisers, LLC 2344 Spruce Street, Suite A Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC 2344 Spruce Street, Suite A Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Custodian	Bank of New York Mellon One Wall Street New York, NY 10286

Stock Transfer Agent	PNC Global Investment Servicing P.O. Box 43027 Providence, RI 02940-3027

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 17th Street, Suite 3600 Denver, CO 80202

Legal Counsel	Paul, Hastings, Janofsky & Walker LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

BOULDER TOTAL RETURN FUND, INC.

P.O. Box 43027

Providence, RI 02940-3027

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

On July 30, 2010, the Board of Directors of the Registrant adopted amended and restated bylaws of the Registrant (the “Bylaws”) that designate revised procedures by which stockholders may submit proposals to the Registrant’s Board of Directors. The applicable sections of the Bylaws are set forth below:

Article II, Section 11(a)(1): Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record of the class of securities entitled to vote for such nominee both at the time of giving of notice by the stockholder as provided for in this Section and at the time of the annual meeting, who is entitled to vote for such nominee at the meeting and who has complied with this Section.

Article II, Section 11(b): Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record of the class of securities entitled to vote for such nominee both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote for such nominee at the meeting and who complied with the notice procedures set forth in this Section 11.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     BOULDER TOTAL RETURN FUND, INC.

By (Signature and Title)	/s/Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:     August 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:     August 6, 2010

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)

Date:     August 6, 2010